Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Mar-02

Collection Period                                               February 2, 2002      to             March 1, 2002
Determination Date                                                March 11, 2002
Distribution Date                                                 March 14, 2002

Available Amounts
-----------------
              Scheduled Payments plus Payaheads, net of Excluded Amounts                      4,289,350.13
              Prepayment Amounts                                                              3,739,712.86
              Recoveries                                                                        145,862.95
              Investment Earnings on Collection Account and Reserve Fund                          5,506.76
              Late Charges                                                                        2,360.76
              Servicer Advances                                                                       0.00

              Total Available Amounts                                                         8,182,793.46
              -----------------------                                                         ------------

Payments on Distribution Date
-----------------------------

        (A)** Trustee Fees (only applicable pursuant to an Event of Default)                          0.00
        (A) Unreimbursed Servicer Advances to the Servicer                                            0.00
        (B) Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                      0.00
        (C) Interest due to Class A-1 Notes                                                           0.00
        (D) Interest due to Class A-2 Notes                                                           0.00
        (E) Interest due to Class A-3 Notes                                                     245,848.65
        (F) Interest due to Class A-4 Notes                                                     380,594.75
        (G) Interest due to Class B Notes                                                        16,564.72
        (H) Interest due to Class C Notes                                                        16,901.80
        (I) Interest due to Class D Notes                                                        28,545.26
        (J) Interest due to Class E Notes                                                        18,356.02
        (K) Class A-1 Principal Payment Amount                                                        0.00
        (L) Class A-2 Principal Payment Amount                                                        0.00
        (M) Class A-3 Principal Payment Amount                                                7,534,920.36
        (N) Class A-4 Principal Payment Amount                                                        0.00
        (O) Class B Principal Payment Amount                                                          0.00
        (P) Class C Principal Payment Amount                                                          0.00
        (Q) Class D Principal Payment Amount                                                          0.00
        (R) Class E Principal Payment Amount                                                          0.00
        (S) Additional Principal to Class A-1 Notes                                                   0.00
        (T) Additional Principal to Class A-2 Notes                                                   0.00
        (U) Additional Principal to Class A-3 Notes                                                   0.00
        (V) Additional Principal to Class A-4 Notes                                                   0.00
        (W) Additional Principal to Class B Notes                                                     0.00
        (X) Additional Principal to Class C Notes                                                     0.00
        (Y) Additional Principal to Class D Notes                                                     0.00
        (Z) Additional Principal to Class E Notes                                                     0.00
       (AA) Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                          0.00
       (AB) Deposit to the Reserve Fund                                                         (58,938.10)
       (AC) Excess to Certificateholder                                                               0.00

            Total distributions to Noteholders and Certificateholders                         8,182,793.46
            ----------------------------------------------------------                        ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

            Trustee fees due on Distribution Date                                                    0.00

Unreimbursed Servicer Advances
------------------------------

            Unreimbursed Servicer Advances                                                           0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)      Servicing Fee Percentage                                                                 0.40%
   (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period               115,775,584.98
   (iii)    Servicing Fee (((i) / 12) x (ii))                                                       0.00
   (iv)     Servicing Fee accrued but not paid in prior periods                                      0.00
            Total Servicing Fee due and accrued ((iii) + (iv))                                       0.00
            Servicing Fee carried forward                                                            0.00
            Monthly Servicing Fee distributed                                                        0.00

Class A-1 Interest Schedule
---------------------------

            Opening Class A-1 principal balance                                                         -
            Class A-1 Interest Rate                                                               6.12905%
            Number of days in Accrual Period                                                           28
            Current Class A-1 interest due                                                           0.00
            Class A-1 interest accrued but not paid in prior periods                                 0.00
            Total Class A-1 interest due                                                             0.00
            Class A-1 interest carried forward                                                       0.00
            Class A-1 interest distribution                                                          0.00

Class A-2 Interest Schedule
---------------------------

            Opening Class A-2 principal balance                                                         -
            Class A-2 Interest Rate                                                               6.50000%
            Current Class A-2 interest due                                                           0.00
            Class A-2 interest accrued but not paid in prior periods                                 0.00
            Total Class A-2 interest due                                                             0.00
            Class A-2 interest carried forward                                                       0.00
            Class A-2 interest distribution                                                          0.00

Class A-3 Interest Schedule
---------------------------

            Opening Class A-3 principal balance                                             44,363,667.00
            Class A-3 Interest Rate                                                               6.65000%
            Current Class A-3 interest due                                                     245,848.65
            Class A-3 interest accrued but not paid in prior periods                                 0.00
            Total Class A-3 interest due                                                       245,848.65
            Class A-3 interest carried forward                                                       0.00
            Class A-3 interest distribution                                                    245,848.65

Class A-4 Interest Schedule

            Opening Class A-4 principal balance                                             67,262,695.00
            Class A-4 Interest Rate                                                               6.79000%
            Current Class A-4 interest due                                                     380,594.75
            Class A-4 interest accrued but not paid in prior periods                                    -
            Total Class A-4 interest due                                                       380,594.75
            Class A-4 interest carried forward                                                          -
            Class A-4 interest distribution                                                    380,594.75

Class B Interest Schedule

            Opening Class B principal balance                                                2,889,195.95
            Class B Interest Rate                                                                 6.88000%
            Current Class B interest due                                                        16,564.72
            Class B interest accrued but not paid in prior periods                                      -
            Total Class B interest due                                                          16,564.72
            Class B interest carried forward                                                            -
            Class B interest distribution                                                       16,564.72


Class C Interest Schedule
-------------------------
         Opening Class C principal balance                                                    2,889,195.95
         Class C Interest Rate                                                                     7.02000%
         Current Class C interest due                                                            16,901.80
         Class C interest accrued but not paid in prior periods                                          -
         Total Class C interest due                                                              16,901.80
         Class C interest carried forward                                                                -
         Class C interest distribution                                                           16,901.80

Class D Interest Schedule
-------------------------

         Opening Class D principal balance                                                    4,622,713.40
         Class D Interest Rate                                                                     7.41000%
         Current Class D interest due                                                            28,545.26
         Class D interest accrued but not paid in prior periods                                       0.00
         Total Class D interest due                                                              28,545.26
         Class D interest carried forward                                                             0.00
         Class D interest distribution                                                           28,545.26

Class E Interest Schedule
-------------------------

         Opening Class E principal balance                                                    2,311,356.38
         Class E Interest Rate                                                                     9.53000%
         Current Class E interest due                                                            18,356.02
         Class E interest accrued but not paid in prior periods                                       0.00
         Total Class E interest due                                                              18,356.02
         Class E interest carried forward                                                             0.00
         Class E interest distribution                                                           18,356.02

Class A-1 Principal Schedule
----------------------------

         Class A-1 Maturity Date                                                           January 6, 2001
     (i) Opening Class A-1 principal balance                                                          0.00
    (ii) Aggregate outstanding principal of Notes plus Overcollateralization Balance        124,338,823.68
   (iii) ADCB as of last day of the Collection Period                                       108,251,251.25
         Monthly Principal Amount ((ii) - (iii))                                             16,087,572.43
    (iv) Class A-1 Principal Payment Amount                                                           0.00
         Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                               0.00
         Class A-1 Principal Payment Amount distribution                                              0.00
         Principal carryforward Class A-1                                                             0.00
         Class A-1 Principal Balance after current distribution                                       0.00

Class A Principal Payment Amount
--------------------------------
     (i) Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount         111,626,362.00
    (ii) Class A Target Investor Principal Amount (94.0% * ending ADCB)                     101,756,176.18
         Class A Principal Payment Amount                                                     9,870,185.83
         Funds available for distribution after Class A-1 distribution                        7,534,920.36

Class A-2 Principal Schedule
----------------------------

         Opening Class A-2 principal balance                                                          0.00
         Class A-2 Principal Payment Amount                                                           0.00
         Class A-2 Principal Payment Amount distribution                                              0.00
         Principal carryforward Class A-2                                                             0.00
         Class A-2 principal balance after current distribution                                       0.00


Class A-3 Principal Schedule
----------------------------
   Opening Class A-3 principal balance                                                       44,363,667.00
   Class A-3 Principal Payment Amount                                                         9,870,185.83
   Class A-3 Principal Payment Amount distribution                                            7,534,920.36
   Principal carryforward Class A-3                                                         (2,335,265.47)

   Class A-3 principal balance after current distribution                                    36,828,746.64

Class A-4 Principal Schedule
----------------------------

   Opening Class A-4 principal balance                                                       67,262,695.00
   Class A-4 Principal Payment Amount                                                                 0.00
   Class A-4 Principal Payment Amount distribution                                                    0.00
   Principal carryforward Class A-4                                                                   0.00

   Class A-4 principal balance after current distribution                                    67,262,695.00

Class B Principal Schedule
--------------------------

   Opening Class B principal balance                                                          2,889,195.95
   Class B Target Investor Principal Amount (1.25% * ending ADCB)                             1,353,140.64
   Class B Floor                                                                              5,587,705.59
   Class B Principal Payment Amount due                                                               0.00
   Class B Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class B                                                                     0.00

   Class B principal balance after current distribution                                       2,889,195.95

Class C Principal Schedule
--------------------------

   Opening Class C principal balance                                                          2,889,195.95
   Class C Target Investor Principal Amount (1.25% * ending ADCB)                             1,353,140.64
   Class C Floor                                                                              2,889,195.95
   Class C Principal Payment Amount due                                                               0.00
   Class C Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class C                                                                     0.00

   Class C principal balance after current distribution                                       2,889,195.95

Class D Principal Schedule
--------------------------

   Opening Class D principal balance                                                          4,622,713.40
   Class D Target Investor Principal Amount (2.00% * ending ADCB)                             2,165,025.03
   Class D Floor                                                                              4,622,713.40
   Class D Principal Payment Amount due                                                               0.00
   Class D Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class D                                                                     0.00

   Class D principal balance after current distribution                                       4,622,713.40

Class E Principal Schedule
--------------------------

   Opening Class E principal balance                                                          2,311,356.38
   Class E Target Investor Principal Amount (1.00% * ending ADCB)                             1,082,512.51
   Class E Floor                                                                              2,311,356.38
   Class E Principal Payment Amount due                                                               0.00
   Class E Principal Payment Amount distribution                                                      0.00
   Principal carryforward Class E                                                                     0.00

   Class E principal balance after current distribution                                       2,311,356.38


Additional Principal Schedule
-----------------------------
         Floors applicable (Yes/No)                                                                    Yes
         Monthly Principal Amount                                                            16,087,572.43
         Sum of Principal Payments payable on all classes                                     9,870,185.83
         Additional Principal payable                                                         6,217,386.61
         Additional Principal available, if payable                                                   0.00

         Class A-1 Additional Principal allocation                                                    0.00
         Class A-1 principal balance after current distribution                                          -

         Class A-2 Additional Principal allocation                                                    0.00
         Class A-2 principal balance after current distribution                                          -

         Class A-3 Additional Principal allocation                                                    0.00
         Class A-3 principal balance after current distribution                              36,828,746.64

         Class A-4 Additional Principal allocation                                                    0.00
         Class A-4 principal balance after current distribution                              67,262,695.00

         Class B Additional Principal allocation                                                      0.00
         Class B principal balance after current distribution                                 2,889,195.95

         Class C Additional Principal allocation                                                      0.00
         Class C principal balance after current distribution                                 2,889,195.95

         Class D Additional Principal allocation                                                      0.00
         Class D principal balance after current distribution                                 4,622,713.40

         Class E Additional Principal allocation                                                      0.00
         Class E principal balance after current distribution                                 2,311,356.38

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
--------------------------------------------------------------------------

     (i) Servicing Fee Percentage                                                                     0.40%
    (ii) ADCB of Contract Pool as of the 1st day of the Collection Period                   115,775,584.98
   (iii) Servicing Fee due (((i) / 12) * (ii))                                                  38,591.86
    (iv) Servicing Fee accrued but not paid in prior periods                                    741,076.75
         Total Servicing Fee due and accrued ((iii) + (iv))                                     779,668.61
         Servicing Fee carried forward                                                          779,668.61
         Monthly Servicing Fee distributed                                                            0.00

Reserve Fund Schedule
---------------------

         Initial ADCB                                                                       365,558,126.61
         10% of Initial ADCB                                                                 36,555,812.66

         Outstanding Principal Amount of the Notes as of the preceding
           Distribution Date                                                                124,338,823.68

         ADCB as of the end of the Collection Period                                        108,251,251.25
         Required Reserve Amount (beginning of the period aggregate note
           balances * 0.70%)                                                                    870,371.77
         Prior month Reserve Fund balance                                                       929,309.87
         Deposit to Reserve Fund - excess funds                                                       0.00
         Interim Reserve Fund Balance                                                           929,309.87
         Current period draw on Reserve Fund for Reserve Interest Payments                            0.00
         Current period draw on Reserve Fund for Reserve Principal Payments                      58,938.10
         Excess to Certificateholder                                                                  0.00
         Ending Reserve Fund balance                                                            870,371.77

         Reserve Fund balance as a percentage of aggregate note balances as
           of the first day of the Collection Period                                                  0.80%
         Investment Earnings on Reserve Account                                                   1,246.48

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                     0.00
        Initial Class A-1 principal balance                    93,400,101.00

        Note factor                                              0.000000000

        Class A-2
        ---------
        Class A-2 principal balance                                     0.00
        Initial Class A-2 principal balance                    77,498,323.00

        Note factor                                              0.000000000

        Class A-3
        ---------
        Class A-3 principal balance                            36,828,746.64
        Initial Class A-3 principal balance                   105,463,520.00

        Note factor                                              0.349208396

        Class A-4
        ---------
        Class A-4 principal balance                            67,262,695.00
        Initial Class A-4 principal balance                    67,262,695.00

        Note factor                                              1.000000000

        Class B
        -------
        Class B principal balance                               2,889,195.95
        Initial Class B principal balance                       4,569,477.00

        Note factor                                              0.632281539

        Class C
        -------
        Class C principal balance                               2,889,195.95
        Initial Class C principal balance                       4,569,477.00

        Note factor                                              0.632281539

        Class D
        -------
        Class D principal balance                               4,622,713.40
        Initial Class D principal balance                       7,311,163.00

        Note factor                                              0.632281540

        Class E
        -------
        Class E principal balance                               2,311,356.38
        Initial Class E principal balance                       3,655,581.00

        Note factor                                              0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------
  (i) Outstanding Principal Amount of the Notes as of the preceding Distribution Date       124,338,823.68
 (ii) Overcollateralization Balance as of the preceding Distribution Date                             0.00
(iii) Monthly Principal Amount                                                               16,087,572.43
 (iv) Available Amounts remaining after the payment of interest                               7,475,982.26
  (v) ADCB as of the end of the Collection Period                                           108,251,251.25
      Cumulative Loss Amount                                                                  8,611,590.17

Class Floor Calculation
-----------------------

      Class B Floor percentage                                                                        1.86%
      Initial ADCB                                                                          365,558,126.61
      Cumulative Loss Amount for current period                                               8,611,590.17
      Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class
        E Notes and Overcollateralization B                                                   9,823,265.73
      Class B Floor                                                                           5,587,705.59

Class Floor Calculation
-----------------------

      Class C Floor percentage                                                                        1.47%
      Initial ADCB                                                                          365,558,126.61
      Cumulative Loss Amount for current period                                               8,611,590.17
      Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
        Overcollateralization Balance                                                         6,934,069.78
      Class C Floor                                                                           2,889,195.95

Class Floor Calculation
-----------------------

      Class D Floor percentage                                                                        1.09%
      Initial ADCB                                                                          365,558,126.61
      Cumulative Loss Amount for current period                                               8,611,590.17
      Sum of Outstanding Principal Amount of Class E Notes and
        Overcollateralization Balance                                                         2,311,356.38
      Class D Floor                                                                           4,622,713.40

Class Floor Calculation
-----------------------

      Class E Floor percentage                                                                        4.65%
      Initial ADCB                                                                          365,558,126.61
      Cumulative Loss Amount for current period                                               8,611,590.17
      Overcollateralization Balance                                                                   0.00
      Class E Floor                                                                           2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                                                        Yes

An Event of Default has occurred (Yes/No)                                                               No

10% Substitution Limit Calculation
----------------------------------

      ADCB as of the Cut-off Date:                                                          365,558,126.61

      Cumulative DCB of Substitute Contracts replacing materially modified contracts          2,337,681.79
      Percentage of Substitute Contracts replacing materially modified contracts                      0.01

      Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)              No

5% Skipped Payment Limit Calculation
------------------------------------

      The percent of contracts with Skipped Payment modifications                                     0.01
      The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                  No
      Any Skipped Payments have been deferred later than January 1, 2006                                No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------
ADCB as of the first day of the Collection Period                                                                  115,775,584.98
      Principal collections                                                                                         (3,621,376.37)
      Prepayment Amounts                                                                                            (1,091,303.53)
      Defaulted Contracts                                                                                             (181,661.14)
      Change in payaheads                                                                                               (3,626.05)
      Other items including Substitutions and Repurchases                                                           (2,626,366.64)
ADCB as of the last day of the Collection Period                                                                   108,251,251.25

DCB as of the first day of the Collection Period of Contracts that  became Defaulted Contracts                         181,661.14
Number of Contracts that became Defaulted Contracts during the period                                                           1
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     2.01%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                             911,209.48
Number of Prepaid Contracts as of the last day of the Collection Period                                                        11

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                         0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                      0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                  0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                       145,862.95

Cumulative Servicer Advances paid by the Servicer                                                                   19,566,067.17
Cumulative reimbursed Servicer Advances                                                                             19,566,067.17


Delinquencies and Losses                         Dollars               Percent
------------------------                         -------               -------

   Current                                     99,479,314.34             91.90%
   31-60 days past due                          3,812,757.98              3.52%
   61-90 days past due                          1,507,226.28              1.39%
   Over 90 days past due                        3,451,952.65              3.19%
   Total                                      108,251,251.25            100.00%
   31+ days past due                            8,771,936.91              8.10%

(i)  Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                       21,045,117.47
(ii) Cumulative Recoveries realized on Defaulted Contracts                                                           8,937,749.86
     Cumulative net losses to date ((i)-(ii))                                                                       12,107,367.61
     Cumulative net losses as a percentage of the initial ADCB                                                               3.31%